Company Presentation
March 2008

Disclaimer
Except for historical information contained herein, the statements in this presentation regarding the Company's business, strategy, portfolio management and results of operations are forward-looking statements that are dependent upon certain risks and uncertainties, including those related to, the availability of desirable loan and investment opportunities, the amount of available capital, the ability to obtain and maintain targeted levels of leverage, the level and volatility of interest rates and credit spreads and conditions in the property and financial markets.  Those and other risks and uncertainties are described in the Company's filings with the Securities and Exchange Commission, including the
Company's Annual Report on Form 10-K (Item 1 - Business).  We disclaim any duty or obligation to update the information contained herein. The information contained herein is for your convenience and general information only and nothing herein constitutes investment advice or an offer to sell or a solicitation of an offer to buy any security.

TABLE OF CONTENTS
I.  Overview
II.   Investment Strategy
III.  Financial Information

Overview

OVERVIEW

• Capital Trust
 ▪ Largest dedicated commercial real estate subordinate debt investor in the US
 » Founded by Sam Zell and John Klopp in 1997
 » Originated over $10 billion of investments since inception
 ▪ Unparalleled track record
 » Less than 1.0% loss experience across all portfolios
 ▪ Fully integrated internal management structure
 » Senior management averaging 20+ years of experience
 » Expandable platform

OVERVIEW

CT Investment Management
Co., LLC (TRS)
100%
CT Mezzanine
Partners III, Inc.
• Unique Business Model
Balance Sheet
Net Interest Margin
Investment Management
Fee Income
+
Capital Trust, Inc.
(NYSE: “CT”)
(Management Contracts)
• Investment Manager
• CDO Collateral Manager
• Special Servicer
CT Large Loan
2006, Inc.
CT High Grade
MezzanineSM
CTX Fund I,
L.P.
CT Opportunity
Partners I, LP

Board of Directors
Sam Zell
Thomas Dobrowski
Martin Edelman
Craig Hatkoff
Edward Hyman
John Klopp
Henry Nassau
Joshua Polan
Lynne Sagalyn
OVERVIEW

• Seasoned Management Team
Capital Markets
CEO, John Klopp
CFO, Geoffrey Jervis
COO, Stephen Plavin
Finance/Accounting
Administration
CRE Investing
& Lending
CRE Underwriting
& Asset Mgt
CCO, Thomas Ruffing
PRN Capital
Healthcare Lending

• Recent Highlights
 ▪ Operating activity:
 » 2007 full year diluted net income: $4.77 per share (+40% YoY)
 » 2007 total dividends: $5.10 per share (+48% YoY)
 ▪ Capital markets:
 » Issued $75 million of new trust preferred securities
 » Closed $100 million (upsized from $50 million) senior unsecured revolving credit facility
 »  Renewed or obtained new repurchase financing commitments totaling $900 million:
 o Increased total commitments from other credit providers by $400 million
 o Renewed $250 million master repurchase agreement with JPMorgan, extending the maturity by a full year to
 October 2008
 o Entered into a new $250 million master repurchase agreement with Citigroup Financial Products Inc. and
 Citigroup Global Markets Inc.
 ▪ Investment management:
 » Launched CT Opportunity Partners I, LP with total equity commitments of $389 million as of 3/1/08
 » Received first incentive management fees from CT Mezzanine Partners III, Inc.
OVERVIEW

50.00
48.00
46.00
44.00
42.00
40.00
38.00
36.00
34.00
32.00
30.00
28.00
26.00
24.00
3/13
4/13
5/13
6/13
7/13
8/13
9/13
10/13
11/13
12/13
1/13
2/13
3/13
1,200
900
600
300
0
(000s)

Share Price (Close)

Current (3/13/08)	$26.98
52 High (3/23/07)	$48.06
52 Low (3/6/08)	$25.00

Valuation Metrics

	CT	Peers(1)
Price/Book	1.2x	1.1x
P/E TTM	5.7x	6.9x
Div. Yield	11.9%	21.5%

Daily Volume

Average (12/13/07-3/13/08)	173,553

CAPITALTRUST

 NYSE: CT
• Trailing 12-Month Performance
Note:
(1) Peer group includes iStar Financial Inc., Anthracite Capital Inc., Newcastle Investment Corp., Arbor Realty Trust, Gramercy Capital Corp.,
 RAIT Investment Trust, NorthStar Realty Finance Corp., and JER Investors Trust Inc.
(2) Last quarter regular dividend annualized.
OVERVIEW

(2)
1Q’ 07 Div.
($0.80 per share)
2Q’ 07 Div.
($0.80 per share)
3Q’ 07 Div.
($0.80 per share)
4Q ’07 Div.
(Regular $0.80 per share)
(’07 Special $1.90 per share)

OVERVIEW

• Growth Strategy
 ▪ Originate accretive assets for the balance sheet
 ▪ Continue to grow investment management business through the sponsorship of additional vehicles
 ▪ Create the most efficient and stable capital structure through a diversity of financial instruments and providers
 ▪ Expand our franchise
 » Incubate and/or acquire complementary balance sheet and investment management businesses
Near Term: Exploit opportunities created by recent market turmoil

Investment Strategy

Interest Rate
Spread to Treasuries
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
9.0%
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
Jan-07
Feb-07
Mar-07
Apr-07
May-07
Jun-07
Jul-07
Aug-07
Oct-07
Nov-07
Dec-07
Jan-08
Feb-08
10-Year Treasury
3-Month LIBOR
IG Bond Index
HY Bond Index

CAPITALTRUST

INVESTMENT STRATEGY

• Global Capital Markets
 ▪ Liquidity crisis and credit crunch continue from mid 2007
 ▪ Systemic de-leveraging and re-pricing of risk
 » Regeneration of structured funding unresolved
 ▪ Ultimate economic impact unclear
 » Global, US and regional impact differentials
Note:
(1) Source: JPMorgan High Grade Domestic Bond Index and JPMorgan High Yield Domestic Bond Index

- **Debt Market Impact**
  - Structured finance meltdown and the deteriorating economic environment have created uncertainty and illiquidity across all debt markets
  - Impact of the dislocation has been acute to the securitized commercial real estate sector

US CMBS Issuance & Spreads
Quarterly Issuance ($Billions)
70
60
50
40
30
20
10
0
350
300
250
200
150
100
50
0
Spreads to 10-Year Swaps
Q1'03
Q3'03
Q1'04
Q3'04
Q1'05
Q3'05
Q1'06
Q3'06
Q1'07
Q3'07
YTD'08
Fixed Rate
Floating Rate
AAA

CAPITALTRUST

INVESTMENT STRATEGY

Note:
(1) Source: JPMorgan
 Conduit CMBS Spreads
  Low ’07 High’08
Sr. AAA (10 Yr.) 22 310

- **Market Capacity**
  - Securitized lenders originated +/-50% of all CRE debt in 2006/H1 2007
  - Portfolio lenders (banks and insurance companies) represent the only active lenders in today's market
  - Current lending universe has insufficient capacity to address financing demand

Commercial Mortgage Maturity Table
$ Billions
16
14
12
10
8
6
4
2
0
Q1'08
Q2'08
Q3'08
Q4'08
Q1'09
Q2'09
Q3'09
Q4'09
Fixed Rate
Floating Rate

CAPITALTRUST

INVESTMENT STRATEGY

Total ’08/’09
Floating(1)    $38
Fixed  56
 $94
Note:
(1) Initial maturity date.
(2) Source: Bear Stearns. Includes only securitized commercial mortgage loans

- **<u>The Landscape</u>**
  - Today
    - Dealer inventory backlogs/forced liquidations by leveraged investors
    - Investor uncertainty + lack of financing = markets have not cleared
    - CMBS and loan spreads have widened to historic levels
    - <u>However, not all collateral has been created equal</u>
  - Tomorrow
    - Delinquencies and defaults will begin to rise
    - Lower advance rates and wider spreads will pressure refinancings (even for good properties/sponsors)

CAPITAL TRUST

INVESTMENT STRATEGY

While the pendulum has swung, asset selection and
underwriting will be the keys to success going forward

INVESTMENT STRATEGY

• Market Opportunity
 ▪ Result = lenders back in the driver’s seat:
 » More conservative valuations
 » Lower advance rates
 » Tighter loan structures
 » Better pricing
 ▪ Current market provides credit driven investors with the opportunity to generate attractive risk adjusted returns at all parts of the real estate capital structure

INVESTMENT STRATEGY
• CT Platform
 ▪ Fully integrated platform uniquely qualified to take advantage of today’s market opportunities:
 » Broad origination/sourcing network
 » Disciplined underwriting culture and process
 » Deep experience with all financial products
 » Capital access and structuring expertise:
 ▪ Equity Sources
 ▪ Debt Sources
 ▪ Public/Private Synergy

INVESTMENT STRATEGY
• Asset Management
 ▪ Asset Manager for all investments since inception
 » Directly manage all non securities related investments
 » Approved Special Servicer (Fitch, S&P, Moody’s) to directly control loan workouts for B Notes and first loss CMBS
 » Experienced CDO collateral manager
 ▪ Proprietary technology platform
 ▪ Over $10 billion of workout experience (Victor Capital)

INVESTMENT STRATEGY
• Risk Management Principles
 ▪ Create diversified portfolios
 » Asset category, property type and geographic market
 ▪ Prudently employ leverage
 » Enhance returns
 » Increase the size and diversity of the portfolios
 ▪ Manage a matched book
 » Control asset/liability mix (index & duration)
 » Use derivative instruments to hedge interest rate exposure
 ▪ Maintain the liquidity necessary to hold and protect investments

Financial Information

CT High Grade
MezzanineSM
(0.0% owned)
(4.7% owned)
Capital Trust, Inc.
12/31/07
Assets    $3,211
Liabilities     $2,803
Equity    $408
CT Investment
Management
Co., LLC (TRS)
(100% owned)
(Management Contracts)
III - 1
Net Interest Margin
Base and Incentive
Management Fees
FINANCIAL INFORMATION
($ millions)
(0.0% owned)
CT Large Loan
2006, Inc.
CT Mezzanine
Partners III, Inc.
Notes:
(1) Asset level pari passu participations with Capital Trust, Inc.
(2) Capital Trust, Inc.’s co-investment ($25 million) percentage is based upon total equity commitments of $314 million as of 12/31/07.
(1)
CTX Fund I,
L.P.
(0.01% owned)
(1)
CT Opportunity
Partners I, L.P.
(8.0% owned)
(2)

FINANCIAL INFORMATION
Assets
 Cash
 Loans
 CMBS
 Equity Investments
 Total Return Swaps
 Interest Rate Hedges (Swaps)
 Other
Total Assets
Liabilities
 Secured Debt
 CDO Debt
 Credit Facility
 Junior Sub. Debentures
 Participations Sold
 Interest Rate Hedges (Swaps)
 Other
Total Liabilities
Common Equity
12/31/07
$31,525
2,257,563
  876,864
977
-
-
       44,553
$3,211,482
 $911,857
1,192,299
75,000
128,875
408,351
18,686
       68,177
$2,803,245
$408,237
CMBS
Issues/Bonds: 58/79
Face Value:     $916,410
Variable/Fixed:    19% / 81%
GAAP Yield:    7.35%
WAL:  6.5 years
“Average” Rating:  BB+
Equity Investments      $Value
Fund III  $923
CTOPI   (60)
Capitalized Costs          114
Total  $977

Loans
# of Loans:  81
 Face:  $2,266,184
 Variable/Fixed:   91% / 9%
GAAP Yield:    7.80%
WAL:  3.9 years
WALTV:   67%
NOI Yield:     10.0%
Notes:
(1) GAAP Yield multiplied by book balance equates to GAAP income for the asset.
(2) Appraised value.
(1)
(1)
Interest Rate Hedges (Swaps)
• $513 million notional
• Pay 4.98% and receive LIBOR
(2)
III - 2

Asset Type
Other 7%
Industrial 1%
Healthcare 7%
Retail 4%
Office 42%
Hotel 31%
Multi Family 8%
Office
Multi-Family
Hotel
Retail
Healthcare
Industrial
Other

Investment Type
Mezz 44%
Other 4%
1st Mtge 27%
B-Note 25%
Mezz
B-Note
1st Mtge
Other

Location
NW 5%
SW 10%
SE 8%
MW 1%
Various 27%
NE 39%
West 10%
West
NE
SE
NW
SW
MW
Various

CAPITALTRUST

III - 3
FINANCIAL INFORMATION
• Loan Portfolio Breakdown
Notes:
(1) Capital Trust loan portfolio as of 12/31/07.

Asset Type
Office
23%
Multi-Family
14%
Hotel
19%
Retail
29%
Healthcare
4%
Industrial
4%
Other
7%
Office
Multi-Family
Hotel
Retail
Healthcare
Industrial
Other

Rating
AA
3%
A
22%
AAA
15%
NR
4%
D
3%
CCC
1%
B
7%
BB
15%
BBB
30%
AAA
AA
A
BBB
BB
B
CCC
D
NR

Location
Various
1%
West
17%
MW
13%
SW
13%
NW
3%
SE
26%
NE
27%
West
NE
SE
NW
SW
MW
Various

CAPITALTRUST

III - 4
FINANCIAL INFORMATION
• CMBS Portfolio Breakdown
Notes:
(1) Capital Trust CMBS portfolio as of 12/31/07.

- **Liabilities and Equity** ($000s)

CAPITAL TRUST

Assets
 Cash
 Loans
 CMBS
 Equity Investments
 Total Return Swaps
 Interest Rate Hedges (Swaps)
 Other
Total Assets
Liabilities
 Secured Debt
 CDO Debt
 Credit Facility
 Junior Sub. Debentures
 Participations Sold
 Interest Rate Hedges (Swaps)
 Other
Total Liabilities
Common Equity
12/31/07
$31,525
2,257,563
  876,864
977
-
-
      44,553
$3,211,482
 $911,857
1,192,299
75,000
128,875
408,351
18,686
       68,177
$2,803,245
$408,237
FINANCIAL INFORMATION
Notes:
(1) Includes in-the-money options as of 12/31/07
III - 5
Secured Debt
• $1.6 billion of committed credit facilities
• Multiple providers (Morgan Stanley, Goldman Sachs, Bear Stearns,
 JPMorgan, Bank of America, Lehman Brothers, Citigroup)
• Coupon: LIBOR + 45 bps to LIBOR + 250 bps
• GAAP Cost of Funds: 5.80%
Collateralized Debt Obligations
• Investment grade CDO Notes sold
• Non-recourse, non-mark-to-market, term and index-matched
• CDO I & II: weighted average coupon of L+0.55%, all-in cost
 L+0.88%
• CDO III & IV: cash cost 5.14%, all-in cost 5.26%
• GAAP Cost of Funds: 5.36%
Common Equity
• 17.8 million shares outstanding(1)
• Book value per share: $22.97
• 16% owned by officers & directors
Trust Preferred Securities
• $129 million of trust preferred securities sold
• CT Preferred Trust I: 30 yr. term redeemable at par on or after April
 2011 - all-in cost fixed at 7.45% to April 2016, L+2.65% thereafter
• CT Preferred Trust II: 30 yr. term redeemable at par on or after
 April 2012 - all-in cost fixed at 7.14% to April 2017, L+2.25%
 thereafter
• GAAP Cost of Funds: 7.30%
Senior Unsecured Credit Facility
• $100 million revolving credit facility
• Cash cost: L+1.50%, all-in cost L+1.80%

- Currently investing
- $350MM of equity commitments
- 0.25% mgmt. fee per annum on total assets

- Currently investing
- $50MM of equity commitments
- CDO collateral management and incentive fees

CAPITALTRUST

CT Investment
Management
Co., LLC (TRS)
III - 6
FINANCIAL INFORMATION
• Investment Management
($ millions)
 » $1.2 billion of assets under management
CT Mezzanine
Partners III, Inc.
12/31/07
Assets  $47
Liabilities   $32
Equity  $15
▪ Inv. period expired
▪ $1.2B of investments
▪ 1.4% mgmt. fee per
 annum
▪ 20% of profits after 10%
 pref. return and 100%
 return of capital
 (62.5%/37.5%, CT/Citi)
(CT: 4.7%)
CT Large Loan
2006, Inc.
12/31/07
Assets  $323
Liabilities    $193
Equity    $130
▪ Currently investing
▪ $325MM of equity
 commitments
▪ 0.75% mgmt. fee per
 annum on total assets at
 1:1 leverage
(CT: 0.0%)
(1)
CT High Grade
MezzanineSM
12/31/07
Assets  $305
Liabilities  ---
 Equity     $305
(CT: 0.0%)
(Management Contracts)
(CT: 0.01%)
CTX Fund I,
L.P.
12/31/07
Assets $500
Liabilities  ---
Equity  $7
(2)
(1)
CT Opportunity,
Partners I, L.P.
12/31/07
Assets  $69
Liabilities  69
Equity  ---
(CT: 8.0%)
(3)
▪ Currently investing
▪ $314MM of equity
 commitments
▪ 1.64% mgmt. fee per
 annum
▪ 20% of profits after 9%
 pref. return and 100%
 return of capital
Notes:
(1) Asset level pari passu participations with Capital Trust, Inc.
(2) Represents the total notional cash exposure to CTX CDO I collateral.
(3) Capital Trust, Inc.’s co-investment ($25 million) percentage is based upon total equity commitments of $314 million as of 12/31/07.

Portfolio Net Interest Margin
 Interest Income
 Interest Expense
 Net Interest Margin
Other Revenue
 Management & Advisory Fees
 Incentive Management Fees
 Other
 Subtotal
Other Expenses
 G&A
 D&A
 Subtotal
Recovery/(Provision) for losses
Gain on Sale of Investments
Income/(Loss) from Equity Investments
 Income Taxes
Net Income
Net Income per share (diluted)
Dividends per share
12/31/07
$62,463
  (42,369
   20,094
  1,053
5,246
667
6,966
 8,473
   360
8,833
 (4,000
15,077
(1,067
    (402
$28,639
$1.62
$2.70
• Income Statement ($000s)
FINANCIAL INFORMATION
III - 7
3 Months Ended
)
12/31/07
$253,422
 (162,377
   91,045
  3,499
6,208
1,706
11,413
 29,956
1,810
31,766
 -
15,077
(2,109
    (706
$84,366
$4.77
$5.10
12 Months Ended
)
)
)
)
)
)

FINANCIAL INFORMATION
III - 8
• Conclusion
 ▪ Best in class management team
 ▪ Fully aligned
 » Internally managed
 » Significant insider ownership
 ▪ Unparalleled track record
 ▪ Unique structure:
 » Balance sheet investments - net interest margin
 » Assets under management - base and incentive management fees
 ▪ Expandable platform:
 » Other real estate strategies
 » Specialty finance/structured products